Exhibit 99.2


           CAUTIONARY FACTORS RELEVANT TO FORWARD-LOOKING INFORMATION

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISION
OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         TJX desires to take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this Form 8-K in order to do so. Forward-looking statements necessarily involve assumptions, risks and uncertainties and require management of the Company to make assumptions, estimates, forecasts and projections regarding the Company's future results as well as the future effectiveness of the Company's strategic plans and future operational decisions. Accordingly, actual results and the Company's implementation of its plans and operations may differ materially from forward-looking statements made by or on behalf of the Company, including certain public documents and oral statements made by authorized officers, employees and representatives on behalf of the Company. The following discussion identifies certain important factors that could affect the Company's actual results and actions and could cause such results and actions to differ materially from any forward-looking statements related to such results and actions. Other factors not identified herein could also have such effects.

GENERAL ECONOMIC RISK FACTORS

         Forward-looking statements of the Company are subject to the risk that assumptions made by management of the Company concerning future general economic conditions such as recession, inflation, deflation, interest rates, tax rates, unemployment levels, consumer spending and credit and other future conditions having an impact on retail markets and the Company's business in the U.S. and foreign markets where the Company operates may prove to be incorrect.

EFFECT OF CONSUMER PREFERENCES AND SPENDING PATTERNS AND SEASONALITY ON SALES; INVENTORY RISKS

         Apparel sales have historically been dependent, in part, upon discretionary consumer spending, which is affected by general economic conditions, consumer confidence, availability of consumer credit, weather and other factors beyond the control of the Company. In addition, the Company's performance is subject to risks associated with changing fashion, consumer spending patterns and consumer preferences, including consumer responses to current fashions and trends toward casual dress. Consumer preferences for family apparel, accessories, shoes, domestics, giftware and jewelry are difficult to predict. The Company's business is subject to seasonal influences, with higher levels of sales and income generally realized in the second half of the year.


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         The Company often purchases merchandise off season or otherwise several months before such merchandise is offered for retail sale. To the extent sales forecasts are not achieved or consumer demand for the Company's merchandise is
otherwise  less  than  anticipated,   the  Company  would  experience  decreased
revenues, higher inventory levels and associated carrying costs and potentially higher markdowns to clear such higher inventory levels.

INTEGRATION OF MARSHALLS

         In November 1995, the Company acquired the Marshalls chain of stores. This acquisition entailed significant additional investment and borrowing by the Company. The Company believes that there are a number of synergies associated with the ownership of both T.J. Maxx and Marshalls that have enabled and will enable it to realize improved operating efficiencies, as well as increased purchasing leverage, among other advantages. However, although many integration activities have been completed successfully, there can be no assurance that the Company's future efforts to integrate Marshalls' administrative and operational functions into the Company and to achieve such synergies and develop the Marshalls business will continue to be successful. The Company must also successfully close a number of T.J. Maxx and Marshalls stores scheduled for closing prior to the end of fiscal 1998.

MARKET PENETRATION

         The Company's ability to achieve desired revenue and profit growth rates will be dependent on its ability to increase sales at existing store locations and to open new stores in an overstored retail climate, expand geographically into other countries or achieve growth through new merchandising formats or lines of business. There can be no assurance that the Company will be successful in continuing to identify new store locations that can generate acceptable sales levels without adversely impacting existing stores, or in identifying or implementing new merchandising formats or lines of business.

DEPENDENCE ON SUPPLIERS; FOREIGN SOURCING

         The Company uses opportunistic buying strategies to purchase large quantities of merchandise in special situations, closeouts of current fashions and out-of-season at significant discounts from initial wholesale prices. The ability of the Company to purchase merchandise at favorable prices is essential to its business strategy. There can be no assurance that the Company will continue to be successful in obtaining such merchandise at favorable prices in the future.

          The Company imports a portion of its merchandise directly from foreign suppliers. In addition, many of the Company's domestic suppliers import a significant amount of their merchandise from abroad. Many of the Company's imports are subject to existing or potential duties, tariffs or quotas or trade sanctions that may limit the quantity of certain types of goods that may be imported into the United States. Imports and the Company's Canadian and U.K. operations are also subject to political, currency and exchange rate factors.

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COMPETITION

         All aspects of the retail family apparel, accessories, shoes, domestics, giftware and jewelry business are highly competitive. The Company generally competes for customers with a variety of conventional and discount retail stores, including national, regional and local department and specialty stores, as well as with catalog operations, factory outlet stores, other off-price stores and other forms of retailing; the Company is subject to the impact of competition and pricing, including every day pricing and promotional pricing practices, of these various competitors. In recent years, the Company has encountered increased competition from department stores, which have become more focused on promotions to increase sales. Also, certain of the Company's competitors handle identical or similar lines of merchandise and have comparable locations, and some have greater financial resources than the Company. The existence and growth of excess retail space in some areas of the United States may enable competitors to obtain store locations on terms more advantageous than those to which the Company is subject under its existing store leases. In addition, because the Company purchases much of its inventory opportunistically, the Company competes for merchandise with other national and regional off-price apparel and other discount outlets.

ACQUISITIONS AND DISPOSITIONS

         The current retail environment is extremely competitive, which is causing consolidation through acquisitions and divestments. As a major retailer, the Company regularly reviews opportunities in these areas. The Company's projections and results of operation could be materially impacted by any future acquisition or divestment activities of the Company.

FOREIGN OPERATIONS

         During fiscal 1991, the Company acquired Winners Apparel Ltd., an off-price family apparel chain in Canada. During fiscal 1995, the Company opened its first T.K. Maxx stores, an off-price family apparel chain in the United Kingdom. The success of the Company's foreign operations depends, among other things, on the ability of the Company to apply its off-price strategies outside the United States, the demand for the products offered, general foreign economic and business conditions affecting consumer confidence and spending and the ability of the Company to expand the number of stores in foreign markets.

RISKS RELATED TO UNIONIZED EMPLOYEES

         Many of the employees at the Company's distribution facilities are covered by collective bargaining agreements with the Union of Needletrades, Industrial and Textile Employees. If unionized associates were to engage in a strike or other work stoppage, the Company could experience a significant disruption of operations and higher labor costs.


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FINANCIAL POSITION; EFFECT ON SUPPLIERS

         The Company's suppliers often sell merchandise to the Company on terms that are based, in part, upon the creditworthiness of the Company. If the Company's financial position or credit ratings were to decline to unacceptable levels for any reason, the Company might not be able to borrow generally or satisfy the covenants in its debt instruments or obtain merchandise from its suppliers on terms that are as advantageous as those currently offered to the Company.

FORCE MAJEURE/ACTS OF GOD

         The Company's projections and results of operations could be affected by acts of God such as fires, earthquakes, floods, other natural disasters and other occurrences that, if they were to affect a material portion of the Company's retail stores or support facilities, could adversely affect the Company's projections and results of operations.

OTHER FACTORS

         The Company's projections and results of operations could also be affected by other factors, including contingent liabilities associated with former divisions, that may be described in the Company's filings with the Securities and Exchange Commission.

         The Company does not undertake to publicly update or revise its forward looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

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